SUB-ITEM 77Q1(e)

Incorporated by reference to Items 23(d)(2), 23(d)(11)(B), 23(d)(13)(A), 23(d)(14)(A), 23(d)(15)(A), 23(d)(16)(A)(i), 23(d)(16)(B)(i), 23(d)(17)(A),
23(d)(18)(B), 23(d)(19)(B), 23(d)(20)(A), 23(d)(21), 23(d)(21)(A), 23(d)(22) and
23(d)(22)(A) of Part C of Post-Effective Amendment No. 25 of Registrant's registration statement on Form N-1A and related exhibits, filed August 25, 2003, accession number 0000891804-03-001889.